SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                     ___________________



 Date of Report (Date of earliest event reported) August 17, 2000
                           BICO, INC.
   (Exact name of registrant as specified in its charter)


  Pennsylvania                    0-10822                    25-1229323
(State of other jurisdiction (Commission File Number)      (IRS Employer
  of incorporation)                                      Identification No.)


    2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
   (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (412) 429-0673



                 Former name:  Biocontrol Technology, Inc.
          __________________________________________________
                  (Former name or former address,
                   if changes since last report.)


Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.

          Biocontrol Technology, Inc. announced today that it has received FDA approval to begin a multi-center, controlled clinical study for its noninvasive glucose monitor, the Diasensor 2000. Biocontrol received the approval following the FDA's review of the company's Investigational Device Exemption (IDE) application. An IDE is a request to the FDA for approval to conduct human clinical studies using an unapproved device and contains a clinical protocol for conducting the study. The study will be coordinated under the direction of the Joslin Diabetes Center of Boston.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial
          Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired -
               Not Applicable.
          (b)  Pro Forma Financial Information -
               Not Applicable.
          (c)  Exhibits - Press Release.

                         SIGNATURES

      Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BICO,INC.

                                   by /s/   Fred E. Cooper
                                            Fred E. Cooper, CEO
DATED:  August  17, 2000




                        NEWS RELEASE
                 BIOCONTROL TECHNOLOGY, INC.
             625 Kolter Drive  , Indiana, PA 15701

Investors:                              Media:
Diane McQuaide                          Nancy Saxman
Phone 412-429-0673                      Phone 724-349-1811
Fax 412-279-9690                        Fax   724-349-8610
For immediate release

 BIOCONTROL TECHNOLOGY RECEIVES FDA OKAY TO BEGIN DIASENSOR
                       CLINICAL TRIALS

     Pittsburgh, Pa. - August 17, 2000 - Biocontrol

Technology, Inc., a division of BICO, Inc. (OTCBB:BICO),

announced today that it has received FDA approval to begin a multi-center, controlled  clinical study for its noninvasive glucose monitor, the Diasensor 2000.  Biocontrol received

the approval  following the FDA's  review of the company's

Investigational Device Exemption (IDE) application.   An IDE

is a request to the FDA for approval to conduct human

clinical studies using an unapproved device and contains a

clinical protocol for conducting the study.

     The study will be coordinated under the direction of

the Joslin Diabetes Center of Boston.  The Diasensor 2000

will be evaluated for the treatment of diabetic patients

within a system of care that includes home use of the

Diasensor and regular evaluation of a patient's blood

glucose trends as determined by the device.     The

Diasensor contains a telemedicine feature that automatically transmits the patient's glucose measurements to a secure

website on the Internet where they can be viewed by the

healthcare provider.

     Joslin Diabetes Center is an international leader in

diabetes treatment, research, and education.  Established in

1898, Joslin is affiliated with Harvard Medical School.  It

leads the field in both basic and clinical research and in

education of patients and professionals.  Joslin is

headquartered in Boston and has facilities throughout

Massachusetts, as well as affiliated diabetes treatment

centers throughout the U.S.  Further information on Joslin

Diabetes Center can be found at www.joslin.org.

     Biocontrol Technology, Inc. has research, development

and manufacturing facilities in Indiana, Pa.    BICO's

corporate offices are located in Pittsburgh, Pa.  BICO is

involved in the development and manufacture of biomedical

devices and environmental products.

                            #####

WEBSITE:   www.bico.com

INVESTOR RELATIONS NEWSLINE NUMBER:  1-800-357-6204

 This press release contains statements of a forward-looking nature. Shareholders and potential investors are cautioned that such statements are predictions and actual events or
               results may vary significantly.